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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   Form 8-K/A

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: June 15, 2000


                                   AT&T CORP.

        A New York                Commission File        I.R.S. Employer
       Corporation                  No. 1-1105            No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412

                        Telephone Number (212) 387-5400



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Form 8-K/A                                                        AT&T Corp.


ITEM 5  OTHER EVENTS.

a) Pro forma financial information

AT&T is filing pro forma financial information included in Exhibit 99.1 as follows:

         1.  Unaudited pro forma condensed financial introductory paragraphs.

         2.  Unaudited pro forma condensed balance sheet at March 31, 2000.

         3. Unaudited pro forma condensed income statement for the three-months ended March 31, 2000.

         4. Unaudited pro forma condensed income statement for the twelve-months ended December 31, 1999.

         5.  Notes to unaudited pro forma condensed financial statements.

b) In support of the pro forma financial information included in Exhibit 99.1, AT&T is filing the unaudited financial statements of MediaOne Group, Inc. for the three-months ended March 31, 2000. Filed as Exhibit 99.2 to this 8-K/A is the following information:

         1. Unaudited Consolidated Statements of Operations for the three-months ended March 31, 2000 and 1999.

         2. Unaudited Consolidated Balance Sheets at March 31, 2000 and December 31, 1999.

         3. Unaudited Consolidated Statements of Cash Flows for the three-months ended March 31, 2000 and 1999.

         4.  Notes to unaudited consolidated financial statements.

ITEM 7 Financial Statements and Exhibits.

c)   Exhibits

     Exhibit 99.1 AT&T unaudited pro forma condensed financial results at and for the three-months ended March 31, 2000 and unaudited pro forma condensed statement of income for the twelve-months ended December 31, 1999.


     Exhibit 99.2 MediaOne Group, Inc. unaudited financial results for the three-months ended March 31, 2000.

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Form 8-K/A                                                        AT&T Corp.




                               SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             AT&T CORP.


                             /s/ N. S. Cyprus
                             ----------------------------------
                             By: N. S. Cyprus
                                 Vice President and Controller

August 28, 2000